UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021 (December 21, 2021)

1847 GOEDEKER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3817 Millstone Parkway, St. Charles, MO	63301
(Address of principal executive offices)	(Zip Code)

888-768-1710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GOED	NYSE American LLC
Warrants to Purchase Common Stock	GOED WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 21, 2021, 1847 Goedeker Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 18, 2021 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 69,899,351 shares of common stock present or represented by proxy at the Annual Meeting, which represented 65.70% of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on November 17, 2021.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect the eight (8) nominees identified in the Proxy Statement to serve as directors on the Board of Directors for the ensuing year.

2.	To ratify the appointment of Friedman LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 shares to 250,000,000 shares.

4.	To approve an amendment to the 1847 Goedeker Inc. 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under such plan from 1,000,000 shares to 11,000,000 shares and eliminate the fungible share counting provision contained in such plan.

The Company’s inspector of elections certified the following vote tabulations:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Ellery W. Roberts	44,311,942	6,687,537	18,899,872
Albert Fouerti	50,682,095	330,471	18,899,872
Ellette A. Anderson	42,719,802	8,286,410	18,899,872
Clark R. Crosnoe	45,883,996	5,117,085	18,899,872
Glyn C. Milburn	49,891,163	1,104,108	18,899,872
G. Alan Shaw	46,164,381	4,848,364	18,899,872
Alan P. Shor	50,054,998	947,706	18,899,872
Edward J. Tobin	44,972,296	6,028,805	18,899,872

Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
67,168,268	2,089,316	641,767

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of Friedman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Proposal 3: Approval of Amendment to Amended and Restated Certificate of Incorporation

For	Against	Abstained
56,441,702	13,399,250	58,397

There were no broker non-votes on this proposal.

The stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue from 200,000,000 shares to 250,000,000 shares.

Proposal 4: Approval of Amendment to the 1847 Goedeker Inc. 2020 Equity Incentive Plan

For	Against	Abstained	Broker Non-Votes
44,377,011	6,534,036	123,681	18,899,872

The stockholders approved an amendment to the 1847 Goedeker Inc. 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance under such plan from 1,000,000 shares to 11,000,000 shares and eliminate the fungible share counting provision contained in such plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2021	1847 GOEDEKER INC.

/s/ Albert Fouerti
Name: Albert Fouerti
Title: Chief Executive Officer

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